--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                         New England Growth Fund

                                                               [graphic omitted]

                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index - a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

Sincerely,

Bruce R. Speca
President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 12/31/78, compared to the S&P 500. The data points from the graph are as follows:]

               DECEMBER 1978 -- DECEMBER 1998

                                     WITH
                       NET          MAXIMUM
                      ASSET          SALES           S&P
                     VALUE(1)      CHARGE(2)        500(3)
----------------------------------------------------------
12/31/1978          $ 10,000       $  9,425       $ 10,000
      1979          $ 12,732       $ 12,000       $ 11,845
      1980          $ 18,952       $ 17,862       $ 15,689
      1981          $ 19,547       $ 18,423       $ 14,923
      1982          $ 34,904       $ 32,897       $ 18,132
      1983          $ 38,835       $ 36,602       $ 22,204
      1984          $ 36,334       $ 34,245       $ 23,585
      1985          $ 49,018       $ 46,199       $ 31,047
      1986          $ 58,125       $ 54,783       $ 36,828
      1987          $ 68,861       $ 64,902       $ 38,747
      1988          $ 69,860       $ 65,843       $ 45,140
      1989          $ 85,306       $ 80,401       $ 59,400
      1990          $ 89,793       $ 84,630       $ 57,547
      1991          $140,723       $132,632       $ 75,007
      1992          $131,393       $123,838       $ 80,715
      1993          $146,227       $137,819       $ 88,834
      1994          $135,918       $128,103       $ 90,043
      1995          $187,649       $176,859       $123,755
      1996          $226,830       $213,787       $152,094
      1997          $280,226       $264,113       $202,757
      1998          $373,821       $352,327       $260,583


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS - 12/31/98
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CLASS A (Inception 11/27/68)    1 YEAR            5 YEARS               10 YEARS
Net Asset Value(1)              33.4%                20.7%                18.3%
With Max. Sales Charge(2)       25.7                 19.2                 17.6
-------------------------------------------------------------------------------
CLASS B (Inception 2/28/97)     1 YEAR          SINCE INCEPTION
Net Asset Value(1)              32.4%                25.3%
With CDSC(5)                    27.4                 23.7
-------------------------------------------------------------------------------
CLASS C (Inception 9/1/98)   SINCE INCEPTION
Net Asset Value(1)              22.2%
With CDSC(50                    21.2
-------------------------------------------------------------------------------
                                                             SINCE      SINCE
                                                             FUND'S     FUND'S
                                                            CLASS B    CLASS C
COMPARATIVE PERFORMANCE         1 YEAR  5 YEARS  10 YEARS  INCEPTION  INCEPTION
Standard & Poor's 500(3)         28.5%   24.0%     19.2%     29.3%      24.6%
Lipper Growth Fund Avg.(4)       22.9    18.6      16.7      23.5       29.9
Morningstar Large Blend Avg.(6)  21.8    19.8      16.4      23.8       26.3
-------------------------------------------------------------------------------

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase.

(3) Standard & Poor's Composite Index of 500 Stocks (S&P 500(r)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. An index cannot be purchased directly.

(4) Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class C since inception return is calculated from 8/31/98.

(5) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The charge will decrease over time, declining to zero six years after the purchase of shares. CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(6) Morningstar Large Blend Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class C since inception return is calculated from 8/31/98.

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
[Photo of G. Kenneth Heebner]
G. Kenneth Heebner
Capital Growth
Management

Q. How did New England Growth Fund perform during 1998?

It performed very well. For the 12 months ending December 31, 1998, New England Growth Fund posted a total return based on net asset value of 33.4% for Class A shares - performance well above that of the average growth fund's 22.9% return, as measured by Lipper, Inc., an independent mutual fund ranking company. The Fund's return reflects a $0.95 per share gain to $11.36 on December 31, which includes a distribution of $2.13 per share.

Q. What was the investment environment like in 1998?

I would describe it as excellent. The U.S. economy was strong, inflation was low, and interest rates declined. However, during the year investors periodically became concerned that problems in foreign economies would start to hurt growth in the United States. These problems included Russia's devaluation of its currency and default on its debt, the ongoing decline of Asian economies, Japan's lack of aggressiveness in attempting to overcome problems in its economy, and worries that Brazil would devalue its currency. The U.S. economy continued to grow in spite of these obstacles.

In my judgment, some investors overreacted to these overseas concerns. In fact, I would argue that these problems were beneficial to the U.S. stock market because they created deflationary influences worldwide that, in turn, helped reduce domestic inflationary pressures. Global turmoil created an incentive later in the year for the Federal Reserve Board to reduce short-term interest rates three times, which helped the U.S. stock market.

Q. Did this backdrop lead you to alter your investment strategy?

Not at all. I kept the Fund fully invested and did not alter the structure of the portfolio, because I felt that the issues overseas would not affect our economy. I continued to look for stocks selling at reasonable valuations that would deliver earnings growth in excess of market expectations.

Q. Where did you find these opportunities?

The groups of companies that were important to the Fund over the course of the year were banks, technology, insurance and pharmaceuticals. I felt that certain companies in these groups were undervalued relative to their growth prospects. For example, in the bank group I invested in Chase Manhattan, a company with superior management that gained market share in important global businesses and earned returns that were strong enough to spur the company to commence a share repurchase program. Technology proved to be one of the fastest growing segments of the economy, and pharmaceutical companies were strong due to new product introductions.

Shareholders should know that I didn't focus on these groups because I was attracted to sector-specific trends. Rather, these groups were well represented in the Fund because they, more than others, tended to include individual stocks that offered attractive prospects.

                                   YOUR FUND'S 10 LARGEST INVESTMENTS - 12/31/98

                                                      % OF
     COMPANY                                        NET ASSETS
-------------------------------------------------------------------------------
 1.  NOKIA CORP.                                       8.6
-------------------------------------------------------------------------------
 2.  WAL-MART STORES, INC.                             7.0
-------------------------------------------------------------------------------
 3.  PHILIP MORRIS COS.                                6.5
-------------------------------------------------------------------------------
 4.  CHASE MANHATTAN                                   6.4
-------------------------------------------------------------------------------
 5.  FIRSTAR CORP.                                     6.1
-------------------------------------------------------------------------------
 6.  INTERNATIONAL BUSINESS MACHINES CORP.             5.8
-------------------------------------------------------------------------------
 7.  BANK OF NEW YORK COMPANY, INC.                    5.5
-------------------------------------------------------------------------------
 8.  INTEL CORP.                                       5.4
-------------------------------------------------------------------------------
 9.  VOLKSWAGEN AG                                     5.3
-------------------------------------------------------------------------------
 10. ANHEUSER-BUSCH COMPANIES, INC.                    5.1
-------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

Q. Which stocks helped performance, and which ones did not?

On the positive side, Nokia enjoyed significant success in its cellular telephone and infrastructure business, which was driven by the superior features of its equipment. It gained market share in a rapidly growing market. Warner Lambert posted strong returns based on the success of its new anti-cholesterol drug, which garnered about a 35% share of that market. Dell Computer, the leading personal computer company in 1998, enjoyed significant market share gains in a strong industry. Philip Morris benefited from a positive shift in investor sentiment, as the threat of Congressional legislation faded and a settlement with several states' attorneys general was achieved. IBM was a strong performer as investors came to appreciate the company's balance-sheet restructuring and share-repurchase programs, and as its underlying businesses began to grow, particularly mainframe computers and computer outsourcing.

On the negative side, Mattel posted disappointing earnings because Toys R Us, a major customer, reduced inventories. Kmart also proved to be disappointing because the company's management, contrary to expectations, was unable to show as much improvement as had been hoped in a difficult environment for discount retailers.

Q. What is your outlook for 1999?

I expect moderate economic growth and low inflation to continue in the United States, an environment that should be favorable for stocks. I think that sustained weakness in Japan and Latin America will continue to provide an incentive for the Federal Reserve Board to maintain low interest rates. As far as the Fund is concerned, I will continue to focus on well established companies selling at reasonable prices whose future earnings I expect will favorably impress investors.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. This Fund invests in foreign securities. Investing in foreign securities involves special risks. See the Fund's prospectus for details.

-----------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-----------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCK--99.8% OF TOTAL NET ASSETS

 SHARES          DESCRIPTION                                      VALUE (a)
-----------------------------------------------------------------------------
                 AUTOMOTIVE--5.3%
 6,450,000       Volkswagen AG (ADR) ........................  $  100,781,250
                                                               --------------
                 BANKS -- MONEY CENTER--6.4%
 1,782,000       Chase Manhattan ............................     121,287,375
                                                               --------------
                 BANKS -- REGIONAL--17.4%
 2,610,000       Bank of New York Company, Inc. .............     105,052,500
 1,460,000       BankAmerica Corp. ..........................      87,782,500
   387,000       First Union Corp. ..........................      23,534,437
 1,237,000       Firstar Corp. ..............................     115,350,250
                                                               --------------
                                                                  331,719,687
                                                               --------------
                 BEVERAGES & TOBACCO--11.6%
 1,480,000       Anheuser-Busch Companies, Inc. .............      97,125,000
 2,315,000       Philip Morris Cos. .........................     123,852,500
                                                               --------------
                                                                  220,977,500
                                                               --------------
                 COMPUTER SOFTWARE & SERVICES--1.6%
   467,000       Computer Sciences ..........................      30,092,313
                                                               --------------
                 ELECTRONIC & COMMUNICATION EQUIPMENT--8.5%
 1,350,000       Nokia Corp. (ADR) ..........................     162,590,625
                                                               --------------
                 ELECTRONIC COMPONENTS--15.2%
   868,000       Intel Corp. ................................     102,912,250
 1,830,000       Micron Technology, Inc. (c) ................      92,529,375
 1,100,000       Texas Instruments, Inc. ....................      94,118,750
                                                               --------------
                                                                  289,560,375
                                                               --------------
                 FREIGHT TRANSPORTATION--4.6%
 2,570,000       Burlington Northern Santa Fe ...............      86,737,500
                                                               --------------
                 INSURANCE--13.5%
 1,160,000       American General ...........................      90,480,000
   879,175       American International Group ...............      84,950,284
   490,000       Jefferson Pilot ............................      36,750,000
   750,000       UNUM Corp. .................................      43,781,250
                                                               --------------
                                                                  255,961,534
                                                               --------------
                 MICROCOMPUTERS--2.9%
   635,000       Sun Microsystems, Inc. (c) .................      54,371,875
                                                               --------------
                 OFFICE EQUIPMENT & SUPPLIES--5.8%
   595,000       International Business Machines Corp. ......     109,926,250
                                                               --------------
                 RETAIL--7.0%
 1,645,000       Wal-Mart Stores, Inc. ......................     133,964,688
                                                               --------------
                 Total Common Stock
                  (Identified Cost $1,453,066,110) ..........   1,897,970,972
                                                               --------------

SHORT TERM INVESTMENT--0.3%

FACE
AMOUNT           DESCRIPTION                                      VALUE (a)
-----------------------------------------------------------------------------
$5,830,000       American Express, 4.850%, 1/04/1999 ........  $    5,830,000
                                                               --------------
                 Total Short Term Investment
                   (Identified Cost $5,830,000) .............       5,830,000
                                                               --------------
                 Total Investments--100.1% (Identified Cost
                   $1,458,896,110) (b) ......................   1,903,800,972

                 Other assets less liabilities ..............      (1,218,742)
                                                               --------------
                 Total Net Assets--100% .....................  $1,902,582,230
                                                               ==============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 1998 the net unrealized appreciation on investments based on cost of $1,462,065,120 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .......................................... $  452,543,360
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value ........................................    (10,807,508)
                                                               --------------
    Net unrealized appreciation .............................. $  441,735,852
                                                               ==============
(c) Non-income producing security.

ADR An American Depository Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-----------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $1,458,896,110) .                      $1,903,800,972
  Cash ..................................................                               4,428
  Receivable for:
    Fund shares sold ....................................                           3,439,302
    Securities sold .....................................                          13,815,217
    Dividends and interest ..............................                           1,861,624
    Foreign taxes .......................................                           1,739,000
                                                                               --------------
                                                                                1,924,660,543
LIABILITIES
  Payable for:
    Securities purchased ................................      $17,606,680
    Fund shares redeemed ................................        3,015,805
  Accrued expenses:
    Management fees .....................................        1,039,769
    Deferred trustees' fees .............................          122,564
    Accounting and administrative .......................           27,048
    Other expenses ......................................          266,447
                                                               -----------
                                                                                   22,078,313
                                                                               --------------
NET ASSETS ..............................................                      $1,902,582,230
                                                                               ==============
  Net Assets consist of:
    Capital paid in .....................................                      $1,460,926,338
    Distributions in excess of net investment income ....                             (79,960)
    Accumulated net realized gains (losses) .............                          (3,169,010)
    Unrealized appreciation (depreciation) on investments                         444,904,862
                                                                               --------------
NET ASSETS ..............................................                      $1,902,582,230
                                                                               ==============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($1,825,107,355 divided by 160,703,773 shares of
    beneficial interest) ................................                              $11.36
                                                                                       ======
Offering price per share (100/94.25 of $11.36) ..........                              $12.05*
                                                                                       ======
Net asset value and offering price of Class B shares
  ($75,444,453 divided by 6,765,887 shares of beneficial
    interest) ...........................................                              $11.15**
                                                                                       ======
Net asset value and offering price of Class C shares
  ($2,030,422 divided by 182,110 shares of beneficial
    interest) ...........................................                              $11.15**
                                                                                       ======
*  Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of: $1,503,917) ..              $ 30,644,506
  Interest .........................................                   479,752
                                                                  ------------
                                                                    31,124,258

  Expenses

    Management fees ................................ $11,260,645
    Service fees - Class A .........................   4,095,985
    Service and distribution fees - Class B ........     398,657
    Service and distribution fees - Class C ........       3,017
    Trustees' fees and expenses ....................     109,124
    Accounting and administrative ..................     298,419
    Custodian ......................................     239,525
    Transfer agent .................................   2,157,286
    Audit and tax services .........................      30,500
    Legal ..........................................     103,410
    Printing .......................................     181,435
    Registration ...................................     168,794
    Insurance ......................................       4,000
    Miscellaneous ..................................      26,498
                                                     -----------
  Total expenses ...................................                19,077,295
                                                                  ------------
  Net investment income ............................                12,046,963
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on investments - net ........               175,025,357
  Unrealized appreciation (depreciation)
    on investments - net ...........................               294,812,738
                                                                  ------------
  Net gain (loss) on investment transactions .......               469,838,095
                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             $481,885,058
                                                                  ============

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                   1997                     1998
                                                              --------------           --------------
FROM OPERATIONS
  Net investment income ................................      $    1,108,757           $   12,046,963
  Net realized gain (loss) on investments ..............         423,636,925              175,025,357
  Unrealized appreciation (depreciation) on investments         (129,419,929)             294,812,738
                                                              --------------           --------------
  Increase (decrease) in net assets from operations ....         295,325,753              481,885,058
                                                              --------------           --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ............................................                   0              (12,963,989)
    Class B ............................................                   0                  (12,876)
  In excess of net investment income
    Class B ............................................                   0                 (228,906)
    Class C ............................................                   0                     (491)
  Net realized gain on investments
    Class A ............................................        (411,198,356)            (176,759,139)
    Class B ............................................          (3,125,361)              (5,423,472)
    Class C ............................................                   0                  (11,012)
  In excess of realized gain on investments
    Class A ............................................                   0              (46,985,929)
    Class B ............................................                   0               (1,441,662)
    Class C ............................................                   0                   (2,926)
  Return of capital
    Class A ............................................                   0              (48,136,496)
    Class B ............................................                   0               (1,595,598)
    Class C ............................................                   0                   (3,240)
                                                              --------------           --------------
                                                                (414,323,717)            (293,565,736)
                                                              --------------           --------------
  Increase (decrease) in net assets derived from capital
    share transactions                                           299,959,511              236,759,604
                                                              --------------           --------------
  Total increase (decrease) in net assets ..............         180,961,547              425,078,926

NET ASSETS
  Beginning of the year ................................       1,296,541,757            1,477,503,304
                                                              --------------           --------------
  End of the year ......................................      $1,477,503,304           $1,902,582,230
                                                              ==============           ==============
UNDISTRIBUTED (DISTRIBUTED IN EXCESS OF) NET
  INVESTMENT INCOME
  End of the year ......................................      $    1,071,333           $      (79,960)
                                                              ==============           ==============

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

                                                                                        CLASS A
                                                          -------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                           1994            1995           1996           1997           1998
                                                          ------         -------         ------         ------         ------
Net Asset Value, Beginning of Year .................      $10.44         $  8.87         $10.55         $11.63         $10.41
                                                          ------         -------         ------         ------         ------
Income From Investment Operations
Net Investment Income ..............................        0.11            0.05           0.04           0.01           0.08(b)
Net Realized and Unrealized Gain (Loss) on
  Investments ......................................       (0.84)           3.30           2.07           2.79           3.00
                                                          ------         -------         ------         ------         ------
Total From Investment Operations ...................       (0.73)           3.35           2.11           2.80           3.08
                                                          ------         -------         ------         ------         ------
Less Distributions
Distributions From Net Investment Income ...........       (0.11)          (0.05)         (0.04)          0.00          (0.10)
Distributions From Net Realized Gain on Investments        (0.73)          (1.62)         (0.99)         (4.02)         (1.32)
Distributions in Excess of Realized Gain on
  Investments ......................................        0.00            0.00           0.00           0.00          (0.35)
Distributions From Return of Capital ...............        0.00            0.00           0.00           0.00          (0.36)
                                                          ------         -------         ------         ------         ------
Total Distributions ................................       (0.84)          (1.67)         (1.03)         (4.02)         (2.13)
                                                          ------         -------         ------         ------         ------
Net Asset Value, End of Year .......................      $ 8.87         $ 10.55         $11.63         $10.41         $11.36
                                                          ======          ======         ======         ======         ======
Total Return (%) (a) ...............................      (7.1)            38.1           20.9           23.5           33.4
Ratio of Operating Expenses to Average Net Assets(%)        1.19            1.20           1.18           1.12           1.12
Ratio of Net Investment Income to Average Net Assets(%)     1.05            0.42           0.33           0.08           0.74
Portfolio Turnover Rate (%) ........................         141             235            199            214            202
Net Assets, End of Year (000,000) ..................        $988          $1,201         $1,297         $1,460         $1,825

(a) A sales charge is not reflected in total return calculations.
(b) Per share net investment income has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
-----------------------------------------------------------------------------

                                                                               CLASS B                         CLASS C
                                                                 -----------------------------------        ---------------
                                                                 FEBRUARY 28,                                SEPTEMBER 1,
                                                                   1997(a)                YEAR                  1998(a)
                                                                   THROUGH               ENDED                 THROUGH
                                                                 DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                                     1997                  1998                 1998
                                                                   ------                ------                ------
Net Asset Value, Beginning of Period ........................      $12.47                $10.32                $11.18
                                                                   ------                ------                ------
Income From Investment Operations
Net Investment Loss .........................................       (0.07)                (0.00)(b)             (0.00)(b)
Net Realized and Unrealized Gain on Investments .............        1.94                  2.95                  2.09
                                                                   ------                ------                ------
Total From Investment Operations ............................        1.87                  2.95                  2.09
                                                                   ------                ------                ------
Less Distributions
Distributions in Excess of Net Investment Income ............        0.00                 (0.06)                (0.06)
Distributions From Net Realized Gain on Investments .........       (4.02)                (1.32)                (1.32)
Distributions in Excess of Realized Gain on Investments .....        0.00                 (0.35)                (0.35)
Distributions From Return of Capital ........................        0.00                 (0.39)                (0.39)
                                                                   ------                ------                ------
Total Distributions .........................................       (4.02)                (2.12)                (2.12)
                                                                   ------                ------                ------
Net Asset Value, End of Period ..............................      $10.32                $11.15                $11.15
                                                                   ======                ======                ======
Total Return (%) (c) ........................................       14.4                  32.4                  22.2
Ratio of Operating Expenses to Average Net Assets (%) .......        1.87 (d)              1.87                  1.87 (d)
Ratio of Net Investment Income to Average Net Assets (%) ....       (0.67)(d)             (0.01)                (0.01)(d)
Portfolio Turnover Rate (%) .................................         214 (d)               202                   202
Net Assets, End of Period (000,000) .........................         $18                   $75                    $2

(a) Commencement of operations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Computed on an annualized basis.

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
December 31, 1998

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998, purchases and sales of securities (excluding short-term investments) were $3,344,660,860 and $3,387,648,609 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1998, the Fund incurred management fees payable to its investment adviser, Capital Growth Management, L.P. ("Capital Growth Management"). Capital Growth Management is an affiliate of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). The management agreement in effect during the year ended December 31, 1998 provided for fees as set forth below:

     FEES EARNED       ANNUAL PERCENTAGE RATE  ANNUAL NET ASEST VALUE LEVELS
     -----------       ----------------------  -----------------------------
     $11,260,645               0.750%          the first $200 million
                               0.700%          the next $300 million
                               0.650%          the excess over $500 million

The effective management fee for the year ended December 31, 1998 was 0.67%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $298,419 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corp. (NEFSCO) is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $1,668,106 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $35,162 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $4,095,985 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1999 is $2,030,882.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $99,664 and $754 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $298,993 and $2,263 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $3,049,676.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

       Annual Retainer                                $8,948
       Meeting Fee                                       152/meeting
       Annual Committee Member Retainer                1,341
       Annual Committee Chairman Retainer                896

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                            YEAR ENDED                       YEAR ENDED
                                        DECEMBER 31, 1997                 DECEMBER 31, 1998
                                   ------------------------------    ------------------------------
CLASS A                                SHARES          AMOUNT           SHARES           AMOUNT
-------                            -------------    -------------    -------------    -------------
Shares sold ....................       9,974,830    $ 120,073,996       13,369,466    $ 151,330,209
Shares issued in connection with
  the reinvestment of:
  Distributions ................      37,920,855      400,444,224       28,926,825      276,829,718
                                   -------------    -------------    -------------    -------------
                                      47,895,685      520,518,220       42,296,291      428,159,927
Shares repurchased .............     (19,156,995)    (241,073,215)     (21,781,147)    (248,558,136)
                                   -------------    -------------    -------------    -------------
Net increase ...................      28,738,690    $ 279,445,005       20,515,144    $ 179,601,791
                                   -------------    -------------    -------------    -------------

                                         FEBRUARY 28, 1997(a)                  YEAR ENDED
                                     THROUGH DECEMBER 31, 1997             DECEMBER 31, 1998
                                   ------------------------------    ------------------------------
CLASS B                                SHARES          AMOUNT           SHARES           AMOUNT
-------                            -------------    -------------    -------------    -------------
Shares sold ....................       1,493,346    $  18,164,763        5,027,895    $  56,325,194
Shares issued in connection with
  the reinvestment of:
  Distributions ................         289,708        3,041,934          845,686        7,957,904
                                   -------------    -------------    -------------    -------------
                                       1,783,054       21,206,697        5,873,581       64,283,098
Shares repurchased .............         (62,752)        (692,191)        (827,997)      (8,943,834)
                                   -------------    -------------    -------------    -------------
Net increase ...................       1,720,302    $  20,514,506        5,045,584    $  55,339,264
                                   -------------    -------------    -------------    -------------

                                              YEAR ENDED                   SEPTEMBER 1, 1998(a)
                                          DECEMBER 31, 1997            THROUGH DECEMBER 31, 1998
                                   ------------------------------    ------------------------------
CLASS C                                SHARES           AMOUNT           SHARES           AMOUNT
-------                            -------------    -------------    -------------    -------------
Shares sold ....................               0    $           0          186,014    $   1,864,243
Shares issued in connection with
  the reinvestment of:
  Distributions ................               0                0            1,828           17,199
                                   -------------    -------------    -------------    -------------
                                               0                0          187,842        1,881,442
Shares repurchased .............               0                0           (5,731)         (62,893)
                                   -------------    -------------    -------------    -------------
Net increase ...................               0                0          182,111    $   1,818,549
                                   -------------    -------------    -------------    -------------
Increase derived from capital
  shares transactions ..........      30,458,992    $ 299,959,511       25,742,839    $ 236,759,604
                                   =============    =============    =============    =============

(a) Commencement of operations.

5. LINE OF CREDIT. The Fund along with certain other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings under the line of credit during the period ended December 31, 1998.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Growth Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

             To learn more, and for a free prospectus, contact your
                           financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

  New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
     As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
          800-289-9999 or by visiting their Web site at www.NASDR.com.

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